Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-2
P & S Agreement Date: November 1, 1996
Original Settlement Date: November 26, 1996
Series Number of Class A-1 Certificates: 441919AK3

Original Sale Balance: $776,373,000

Distribution Date:	20-Jun-01
Determination Date:	19-Jun-01
Month:	55

Servicer Certificate (Page 1 of 4)

Distribution Date:	06/20/01

Class A Certificateholder Floating Allocation Percentage	89.61%
Class A Certificateholder Fixed Allocation Percentage	97.32%

Aggregate Amount of Collections	$6,706,919.73
Aggregate Amount of Interest Collections	$2,026,460.93
Aggregate Amount of Principal Collections	$4,680,458.80

Class A Interest Collections	$1,815,914.92
Class A Principal Collections	$4,434,626.32
Seller Interest Collections	$210,546.01
Seller Principal Collections	$245,832.48

Weighted Average Loan Rate	13.07%
Class A Interest Payment Cap	12.07%

Weighted Average Maximum Loan Rate	18.78%

Class A-1 Certificate Rate	4.22375%
Maximum Investor Certificate Rate	12.0703%
Class A-1 Certificate Interest Distributed	$554,745.20
Class A-1 Investor Certificate Interest Shortfall before Draw	$0.00
Unpaid Class A-1 Certificate Interest Shortfall Received	$0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining	$0.00
Unpaid Class A-1 Carryover Interest Amount	$0.00

Maximum Principal Dist. Amount (MPDA)	$4,555,022.50
Alternative Principal Dist. Amount (APDA)	$4,434,626.32
Rapid Amortization Period? (Y=1, N=0)	$0.00
Scheduled Principal Distribution Amount (SPDA)	$4,434,626.32

Principal allocable to Class A-1	$4,434,626.32

SPDA deposited to Funding Account	$0.00
Subsequent Funding Mortgage Loans Purchased in Period	$0.00
Cumulative Subsequent Funding Mortgage Loans Purchased	$135,722,113.20

Accelerated Principal Distribution Amount	$0.00

APDA allocable to Class A-1	$0.00

Reimbursement to Credit Enhancer	$0.00

Net Yield Trigger Calculation (Insurance Agreement) Monthly	7.19%
Net Yield Trigger Calculation (Insurance Agreement) 3 month avg	7.31%
Spread Trigger hit?	No
Servicer Certificate (Page 2 of 4)
Distribution Date:	06/20/01

Loss Trigger hit?	No
Reduction in Certificate Principal Balance
due to Current Class A-1 Liquidation Loss Amount	$158,338.53

Cumulative Class A Liquidation Loss Amount	$158,338.53

Total Principal allocable to A-1	$4,592,964.85

Beginning Class A-1 Certificate Principal Balance	$157,607,395.28

Ending Class A-1 Certificate Principal Balance	$153,014,430.43

Pool Factor (PF)	0.1970888

Retransfer Deposit Amount (non 2.07 transfers)	$0.00
Servicing Fees Distributed	$134,657.33
Beg. Accrued and Unpaid Inv. Servicing Fees	$0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd	$0.00
End. Accrued and Unpaid Inv. Servicing Fees	$0.00

Number of Mortgage Loans Retransferred pursuant to 2.07	$0.00
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07	$0.00
Mortgage Loans Retransferred pursuant to 2.07 ($)	$0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)	$0.00

Current Investor Net Realized Loss	$158,338.53
Class A Loss Reduction Amount	$0.00

Beginning Pool Balance	$180,324,190.30
Ending Pool Balance	$175,684,644.41
Beginning Invested Amount	$161,588,799.28
Ending Invested Amount	$156,995,834.43
Beginning Seller Principal Balance	$18,735,391.02
Ending Seller Principal Balance	$18,688,809.98
Additional Balances	$245,832.48

Beginning Funding Account Balance	$0.00
Ending Funding Account Balance	$0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or release to Certs.)
Servicer Certificate (Page 3 of 4)
Distribution Date:	06/20/01

Ending Funding Account Balance % (after purchase of Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans Purchased in Period	$0.00
Principal Collections to purchase Additional Balances and/or paid to Cert.	$0.00

Investment Earnings on the Funding Account	$0.00

Excess Funding Amount	$0.00

Beginning Spread Account Balance	2,786,983.00
Ending Spread Account Balance	2,786,983.00

Beginning Seller Interest	10.39%
Ending Seller's Interest	10.64%

Delinquency & REO Status (Principal/Principal)
30 - 59 days
No. of Accounts	428
Trust Balance	13,407,936.47
60 - 89 days
No. of Accounts	136
Trust Balance	5,035,402.82
90+ days
No. of Accounts	177
Trust Balance	4,712,811.88
270+ days
No. of Accounts	103.00
Trust Balance	2,420,167.42
REO
No. of Accounts	32
Trust Balance	923,451.65

Rapid Amortization Event ?	No
Failure to make payment within 5 Business Days of Required Date ?	No
Failure to perform covenant relating to Trust's Security Interest ?	No
Failure to perform other covenants as described in the Agreement ?	No
Breach of Representation or Warranty ?	No
Bankruptcy, Insolvency or Receivership relating to Seller ?	No
Subject to Investment Company Act of 1940 Regulation ?	No
Servicing Termination ?	No
Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off Balance	No

Servicer Certificate (Page 4 of 4)
Distribution Date:	06/20/01

Event of Default ?	No
Failure by Servicer to make payment within 5 Bus. Days of Required Date ?	No
Failure by Servicer to perform covenant relating to Trust's Security Interest ?	No
Failure by Servicer to perform other covenants as described in the Agreement?	No
Bankruptcy, Insolvency or Receivership relating to Master Servicer ?	No
Trigger Event ?	No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)	N/A
Premium Distributed to Credit Enhancer	$0.00
Amount Distributed to Seller	$456,378.49
Master Servicer Credit Facility Amount	$0.00
Guaranteed Principal Distribution Amount	$0.00
Credit Enhancement Draw Amount	$0.00
Spread Account Draw Amount	$0.00
$0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))	$0.00
Amount paid to Trustee	$0.00
Cumulative Draw under Policy	$0.00
Net Yield	7.19%

Total Available Funds
Aggregate Amount of Collections	$6,706,919.73
Deposit for principal not used to purchase subsequent loans	$0.00
$0.00
$0.00
Interest Earnings on Funding Account	$0.00
Total	$6,706,919.73

Application of Available Funds
Servicing Fee	$134,657.33
Prinicpal and Interest to Class A-1	$5,147,710.05

Seller's portion of Principal and Interest	$456,378.49
Funds deposited into Funding Account (Net)	$0.00
Funds deposited into Spread Account	$0.00
Excess funds released to Seller	$968,173.86
Total	$6,706,919.73

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 3)
Distribution Date:	06/20/01

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage	89.6102%
Class A Certificateholder Fixed Allocation Percentage	97.3200%

Beginning Class A-1 Certificate Balance	$157,607,395.28

Class A-1 Certificate Rate	4.223750%

Class A-1 Certificate Interest Distributed	0.714534

Class A-1 Certificate Interest Shortfall Distributed	0.000000

Remaining Unpaid Class A-1 Certificate Interest Shortfall	0.000000

Rapid Amortization Event ?	No
Class A-1 Certificate Principal Distributed	5.915926

Maximum Principal Distribution Amount	5.867054
Scheduled Principal Distribution Amount (SPDA)	5.711979
Accelerated Principal Distribution Amount	0.000000
Aggregate Class A Liquidation Loss Amount Distributed	0.203946

Class A Certificate Distribution Amount	6.630460

Principal Collections deposited into Funding Account	0.00
Ending Funding Account Balance	0.00

Ending Class A-1 Certificate Balance	153,014,430.43

Class A-1 Factor	0.1970888

Pool Factor (PF)	0.1970888

Unreimbursed Liquidation Loss Amount	$0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount	$0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount	$0.00

Reimbursement of previous Class A Loss Reduction Amounts	$0.00
Unreimbursed Class A Loss Reduction Amounts	$0.00

Class A Servicing Fee	$134,657.33

Statement to Certificateholders (Page 2 of 3)
Distribution Date:	06/20/01

Beginning Invested Amount	$161,588,799.28
Ending Invested Amount	$156,995,834.43
Beginning Pool Balance	$180,324,190.30
Ending Pool Balance	$175,684,644.41

Spread Account Draw Amount	$0.00
Credit Enhancement Draw Amount	$0.00
Net Insured Principal Amount	$450,000,000.00

DELINQUENCY & REO STATUS (Principal/Principal)

30 - 59 days
No. of Accounts	428
Trust Balance	13,407,936.47

60 - 89 days
No. of Accounts	136
Trust Balance	5,035,402.82

90+ days
No. of Accounts	177
Trust Balance	4,712,811.88

REO
No. of Accounts	32
Trust Balance	923,451.65

Current Net Realized Loss	176,697.07

Class A-1 Certificate Rate for Next Distribution Date	To be updated

Amount of any Draws on the Policy	0.00

Subsequent Mortgage Loans
No. of Accounts	0.00
Trust Balance	0.00
Cumulative No. of Accounts	4,332.00
Cumulative Trust Balance	135,722,113.20

Retransferred Mortgage Loans pursuant to 2.07
Number of Mortgage Loans Retransferred pursuant to 2.07	0
Statement to Certificateholders (Page 3 of 3)
Distribution Date:	06/20/01

Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07	0
Mortgage Loans Retransferred pursuant to 2.07 ($)	0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)	0.00

Interest Earnings on the Spread Account	$0.00
Interest Earnings on the Funding Account	$0.00